Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated September 30, 2019
to the
Summary Prospectus dated July 29, 2019
for the
USA Mutuals Vice Fund (the “Fund”), a series of USA Mutuals

This supplement notifies shareholders of the certain changes being made to the Fund.

Effective immediately, the following changes are applicable to the Fund:

•
The name of the Fund will change from the “USA Mutuals Vice Fund” to the “USA Mutuals Vitium Global Fund”. Accordingly, all references to the “USA Mutuals Vice Fund” or the “Vice Fund” in the Summary Prospectus are changed to the “USA Mutuals Vitium Global Fund” or the “Vitium Global Fund”.

•	Jordan Waldrep will no longer serve as a portfolio manager of the Fund. All references to Mr. Waldrep as the portfolio manager of the Fund in the Summary Prospectus are therefore removed.

•	Charles L. Norton and Jeffrey W. Helfrich will replace Mr. Waldrep as co-portfolio managers of the Fund, jointly responsible for its management.

In connection with the changes noted above, the following disclosure and/or revisions are being made to the Fund’s Summary Prospectus:

Principal Investment Strategies

In connection with the change of the Fund’s name, the Fund has clarified its policy with respect to investment in foreign companies. As such, the second paragraph of the “Principal Investment Strategies” disclosure in the “Summary Section” of the Fund’s Summary Prospectus is replaced with the following:

Under normal market conditions, the Vitiutm Global Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies that derive a significant portion of their revenues from a group of vice industries that includes the alcoholic beverages, defense/aerospace, gaming and tobacco industries. In addition, under normal market conditions, the Vitium Global Fund will invest in at least three countries (one of which may be the United States) and will invest at least 40% of its total assets at the time of purchase in non‑U.S. companies. The Vitium Global Fund will concentrate at least 25% of its net assets in this group of four vice industries (but no more than 80% of its net assets in any single industry).

Portfolio Managers

Mr. Charles L. Norton and Mr. Jeffrey W. Helfrich serve as co-portfolio managers of the Vitium Global Fund and have co-managed the Vitium Global Fund since September 30, 2019.